NEWS RELEASE

FORWARD AIR CORPORATION REPORTS THIRD QUARTER 2026 RESULTS

Record Revenue in Consecutive Quarters

Operating Income of $44 Million and Consolidated EBITDA of $101 Million

Execution at all Three Segments Contribute to Strong Performance

DALLAS – (BUSINESS WIRE) – November 9, 2026 – Forward Air Corporation (NASDAQ:FWRD) (the “Company,” “Forward,” “we,” “our,” or “us”) today reported financial results for the three months ended September 30, 2026, as presented in the tables below.

“We are pleased to deliver another quarter of very solid results,” said Shawn Stewart, President and Chief Executive Officer. “Consolidated operating revenue improved to $674 million compared to $632 million in the third quarter a year ago and it’s the second quarter in a row that we reported the best revenue results in Forward Air Corporation’s history. Operating income for the quarter almost tripled from last year coming in at $44 million compared to $15 million in the third quarter 2025.

“On a segment basis, we performed well across all aspects of our business and hit on all cylinders. Expedited Freight reported its best operating revenue, operating income and Reported EBITDA in nearly three years. The Omni Logistics segment continues to see an increase in demand for its contract logistics and air and ocean services and reported its best Reported EBITDA margin since the beginning of 2024. The Intermodal segment saw an increase in drayage per shipment contributing to its highest revenue in more than three years.

“These results reflect investments we have made and our focus on execution across the breadth of logistics services we provide around the world. We believe the work that has been done and the resulting foundation that has been established over the past few years has positioned the company to take advantage of current market conditions. We are encouraged by the progress, while also recognizing that there is always more work to be done to maintain momentum. Going forward, we intend to stay focused on delivering best-in-class service, and providing reliable, dependable solutions that exceed our customers’ expectations,” concluded Stewart.

Jamie Pierson, Chief Financial Officer, added, “For the third quarter we reported Consolidated EBITDA, a non-GAAP measure calculated pursuant to our Term Loan Credit Agreement, of $101 million compared to $78 million in the same quarter a year ago and yet another stair step up in performance. On a last twelve months basis, Consolidated EBITDA was $342 million as of the end of the third quarter.

“Following our improved operations and quality of earnings, liquidity also improved to $446 million at the end of the third quarter which was a sequential improvement of $45 million compared to the second quarter 2026, and we reported our lowest net leverage ratio since the first quarter of 2024,” concluded Pierson.

	Three Months Ended September 30,
(in thousands, except per share data)	2026	2025	$ Change	% Change
Operating revenues	$673,861	$631,763	$42,098	6.7%
Operating income	$43,895	$15,007	$28,888	192.5%
Operating margin	6.5%	2.4%	410 bps

Income (loss) from continuing operations	$9,120	$(23,757)	$32,877	138.4%
Net income (loss) from continuing operations per diluted share	$0.34	$(0.52)	$0.86	165.4%
Net cash provided by operating activities	$35,316	$52,714	$(17,398)	(33.0)%

Non-GAAP Financial Measures: (1)
Consolidated EBITDA	$101,471	$77,650	$23,821	30.7%
Free cash flow	$33,338	$48,893	$(15,555)	(31.8)%

(1) Reconciliation of these non-GAAP financial measures are provided below the financial tables.

Review of Financial Results

Forward Air will hold a conference call to discuss third quarter 2026 results on Monday, November 9 at 4:30 p.m. ET. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at ir.forwardaircorp.com, or by dialing (800) 579-2543, Access Code: FWRDQ326.

A replay of the conference call will be available on the Investor Relations portion of the Company’s website at ir.forwardaircorp.com, which we use as a primary mechanism to communicate with our investors. Investors are urged to monitor the Investor Relations portion of the Company’s website to easily find or navigate to current and pertinent information about us.

About Forward Air Corporation

Forward is a leading asset-light provider of transportation services across the United States, Canada and Latin America. We provide expedited less-than-truckload services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer truckload brokerage services, including dedicated fleet services, and intermodal, first- and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. Forward also operates a full portfolio of multimodal solutions, both domestically and internationally, via Omni Logistics. Omni Logistics is a global provider of air, ocean and ground services for mission-critical freight. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardair.com.

Forward Air Corporation
Condensed Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Operating revenues:
Expedited Freight	$337,407	$258,554	$929,176	$765,631
Omni Logistics	312,313	339,584	953,278	991,370
Intermodal	63,453	58,332	176,269	179,970
Corporate and Eliminations	(39,312)	(24,707)	(129,780)	(73,083)
Operating revenues	673,861	631,763	1,928,943	1,863,888
Operating expenses:
Purchased transportation	343,573	316,390	963,242	923,952
Salaries, wages and employee benefits	122,964	131,909	368,580	419,314
Operating leases	49,775	52,150	149,740	150,448
Depreciation and amortization	37,539	37,748	114,322	111,914
Insurance and claims	13,251	12,719	40,427	43,261
Fuel expense	6,339	5,029	17,910	15,956
Other operating expenses	56,525	60,811	167,692	159,751
Impairment of goodwill	—	—	244,006	—
Total operating expenses	629,966	616,756	2,065,919	1,824,596
Operating income (loss):
Expedited Freight	36,461	19,445	91,400	54,574
Omni Logistics	12,206	9,749	(217,074)	20,310
Intermodal	5,186	4,102	12,511	14,059
Corporate and Eliminations	(9,958)	(18,289)	(23,813)	(49,651)
Operating income (loss)	43,895	15,007	(136,976)	39,292
Other income and expenses:
Interest expense, net	(44,096)	(44,775)	(131,404)	(135,648)
Foreign exchange loss	(1,344)	(539)	(212)	(6,114)
Other income (expense), net	10,680	6,935	(4,708)	383
Total other expense	(34,760)	(38,379)	(136,324)	(141,379)
Income (loss) from continuing operations before income taxes	9,135	(23,372)	(273,300)	(102,087)
Income tax expense	15	385	1,634	3,225
Income (loss) from continuing operations	9,120	(23,757)	(274,934)	(105,312)
Loss from discontinued operations, net of tax	—	—	(2,075)	—
Net income (loss)	9,120	(23,757)	(277,009)	(105,312)
Net loss attributable to noncontrolling interest	(2,259)	(7,507)	(46,769)	(25,842)
Net income (loss) attributable to Forward Air	$11,379	$(16,250)	$(230,240)	$(79,470)

Basic net income (loss) per share attributable to Forward Air:
Continuing operations	$0.34	$(0.52)	$(7.01)	$(2.60)
Discontinued operations	—	—	(0.05)	—
Net income (loss) per basic share	$0.34	$(0.52)	$(7.06)	$(2.60)

Diluted net income (loss) per share attributable to Forward Air:
Continuing operations	$0.34	$(0.52)	$(7.01)	$(2.60)
Discontinued operations	—	—	(0.05)	—
Net income (loss) per diluted share	$0.34	$(0.52)	$(7.06)	$(2.60)

Expedited Freight Segment Information and Operating Statistics
(unaudited and in thousands, except per shipment and per hundredweight)

	Three Months Ended September 30,
	2026	% of Revenue	2025	% of Revenue	$ Change	% Change
Operating revenues:
Network (1)	$242,042	71.7%	$194,035	75.0%	$48,007	24.7%
Truckload	67,540	20.0%	42,401	16.4%	25,139	59.3%
Other	27,825	8.3%	22,118	8.6%	5,707	25.8%
Total operating revenues	337,407	100.0%	258,554	100.0%	78,853	30.5%
Operating expenses:
Purchased transportation	179,504	53.2%	125,265	48.4%	54,239	43.3%
Salaries, wages and employee benefits	56,370	16.7%	54,403	21.0%	1,967	3.6%
Operating leases	17,577	5.2%	15,797	6.1%	1,780	11.3%
Depreciation and amortization	8,563	2.5%	10,160	3.9%	(1,597)	(15.7)%
Insurance and claims	10,355	3.1%	10,415	4.0%	(60)	(0.6)%
Fuel expense	3,343	1.0%	2,155	0.8%	1,188	55.1%
Other operating expenses	25,234	7.5%	20,914	8.3%	4,320	20.7%
Total operating expenses	300,946	89.2%	239,109	92.5%	61,837	25.9%
Operating income	$36,461	10.8%	$19,445	7.5%	$17,016	87.5%

(1)Network revenue is comprised of linehaul, pickup and/or delivery, and fuel surcharge revenue, and excludes accessorial and Truckload revenue.

	Three Months Ended
	September 30,
	2026	2025	% Change
Business days	64	64	—%

Tonnage (1)
Total pounds	707,893	612,449	15.6%
Pounds per day	11,061	9,570	15.6%

Shipments (1)
Total shipments	787	729	8.0%
Shipments per day	12.3	11.4	7.9%

Weight per shipment	899	841	6.9%

Revenue per hundredweight (2)	$34.18	$31.70	7.8%
Revenue per hundredweight, ex fuel (2)	$24.34	$24.98	(2.6)%

Revenue per shipment (2)	$307.51	$266.48	15.4%
Revenue per shipment, ex fuel (2)	$219.01	$209.99	4.3%

(1)Excludes accessorial and Truckload products.
(2)Includes intercompany revenue between the Network and Truckload revenue streams.

Omni Logistics Segment Information
(unaudited and in thousands)

	Three Months Ended September 30,
	2026	% of Revenue	2025	% of Revenue	$ Change	% Change
Operating revenues:
Ground	$106,043	34.0%	$164,591	48.5%	$(58,548)	(35.6)%
Contract Logistics	109,436	35.0%	97,464	28.7%	11,972	12.3%
Air and Ocean	96,834	31.0%	77,529	22.8%	19,305	24.9%
Total operating revenues	312,313	100.0%	339,584	100.0%	(27,271)	(8.0)%
Operating expenses:
Purchased transportation	179,156	57.4%	196,312	57.8%	(17,156)	(8.7)%
Salaries, wages and employee benefits	46,780	15.0%	58,373	17.2%	(11,593)	(19.9)%
Operating leases	25,221	8.1%	29,979	8.8%	(4,758)	(15.9)%
Depreciation and amortization	23,124	7.4%	22,832	6.7%	292	1.3%
Insurance and claims	930	0.3%	(59)	—%	989	nm
Fuel expense	461	0.1%	874	0.3%	(413)	(47.3)%
Other operating expenses	24,435	7.8%	21,524	6.3%	2,911	13.5%
Total operating expenses	300,107	96.1%	329,835	97.1%	(29,728)	(9.0)%
Operating income	$12,206	3.9%	$9,749	2.9%	$2,457	25.2%

nm = not meaningful
Intermodal Segment Information
(unaudited and in thousands)

	Three Months Ended September 30,
	2026	% of Revenue	2025	% of Revenue	$ Change	% Change
Operating revenues	$63,453	100.0%	$58,332	100.0%	$5,121	8.8%
Operating expenses:
Purchased transportation	24,225	38.2%	19,331	33.1%	4,894	25.3%
Salaries, wages and employee benefits	13,055	20.6%	14,198	24.3%	(1,143)	(8.1)%
Operating leases	6,867	10.8%	6,288	10.8%	579	9.2%
Depreciation and amortization	3,861	6.1%	4,382	7.5%	(521)	(11.9)%
Insurance and claims	2,999	4.7%	2,900	5.0%	99	3.4%
Fuel expense	2,535	4.0%	1,999	3.4%	536	26.8%
Other operating expenses	4,725	7.4%	5,132	8.9%	(407)	(7.9)%
Total operating expenses	58,267	91.8%	54,230	93.0%	4,037	7.4%
Operating income	$5,186	8.2%	$4,102	7.0%	$1,084	26.4%

	Three Months Ended
	September 30,
	2026	2025	% Change
Drayage shipments	62,028	60,976	1.7%
Drayage revenue per shipment	$986	$864	14.1%

Forward Air Corporation
Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$184,932	$105,996
Accounts receivable, net	392,442	343,559
Other receivables	4,172	6,147
Prepaid expenses	26,102	28,045
Other current assets	41,526	37,254
Total current assets	649,174	521,001
Property and equipment, net	264,087	297,882
Operating lease right-of-use assets	347,006	412,535
Goodwill	278,706	522,712
Other intangible assets, net	836,815	906,791
Other long-term assets	56,696	58,023
Total assets	$2,432,484	$2,718,944
LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$124,601	$121,752
Accrued expenses	149,584	114,422
Other current liabilities	65,601	69,130
Current portion of operating lease liabilities	104,778	107,026
Current portion of finance lease liabilities	14,464	15,995
Total current liabilities	459,028	428,325
Long-term debt	1,696,511	1,687,248
Liabilities under Tax Receivable Agreement	26,794	11,548
Operating lease liabilities, less current portion	265,636	327,011
Finance lease liabilities, less current portion	14,632	22,387
Deferred income taxes	24,162	27,221
Other long-term liabilities	54,662	53,540
Total liabilities	2,541,425	2,557,280
Shareholders' (deficit) equity:
Preferred stock	—	—
Common stock	337	313
Additional paid-in capital	578,788	559,551
Accumulated deficit	(679,001)	(447,100)
Accumulated other comprehensive income	140	580
Total Forward Air shareholders' (deficit) equity	(99,736)	113,344
Noncontrolling interest	(9,205)	48,320
Total shareholders' (deficit) equity	(108,941)	161,664
Total liabilities and shareholders' (deficit) equity	$2,432,484	$2,718,944

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
OPERATING ACTIVITIES:
Net income (loss)	$9,120	$(23,757)	$(277,009)	$(105,312)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	37,539	37,748	114,322	111,914
Impairment of goodwill	—	—	244,006	—
Share-based compensation expense	2,967	3,380	6,999	11,049
Change in Tax Receivable Agreement liability	—	(6,028)	15,488	836
Deferred income tax benefit	(195)	4,202	(2,969)	(523)
Non-cash interest expense	3,736	3,361	10,963	10,207
Gains on sales of businesses	(6,979)	—	(10,628)	—
Other	1,195	(112)	5,386	2,287
Changes in operating assets and liabilities:
Accounts receivable	(36,237)	1,054	(72,257)	(15,891)
Other receivables	2,676	(582)	2,177	(273)
Other current and noncurrent assets	(6,256)	(5,337)	(5,324)	4,382
Accounts payable, accrued expenses and other liabilities	27,750	38,785	45,017	48,436
Net cash provided by operating activities	35,316	52,714	76,171	67,112
INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	1,104	294	3,657	1,789
Purchases of property and equipment	(3,082)	(4,115)	(13,241)	(20,765)
Proceeds from sales of businesses, net	16,248	—	24,987	—
Other	—	(31)	—	—
Net cash provided by (used in) investing activities	14,270	(3,852)	15,403	(18,976)
FINANCING ACTIVITIES:
Repayments of finance lease liabilities	(4,134)	(3,610)	(12,508)	(12,986)
Proceeds from borrowings under credit facility	—	—	—	85,000
Repayments of borrowings under credit facility	—	—	—	(85,000)
Proceeds from common stock issued under employee stock purchase plan	—	—	734	434
Payment of minimum tax withholdings on share-based awards and other	(36)	(52)	(841)	(1,053)
Net cash used in financing activities	(4,170)	(3,662)	(12,615)	(13,605)
Effect of exchange rate changes on cash	68	(153)	(23)	557
NET CHANGE IN CASH AND CASH EQUIVALENTS	45,484	45,047	78,936	35,088
Cash and cash equivalents at beginning of period	139,448	95,307	105,996	105,266
Cash and cash equivalents at end of period	$184,932	$140,354	$184,932	$140,354

Forward Air Corporation Reconciliation of Non-GAAP Financial Measures

In this press release, the Company includes financial measures that are derived on the basis of methodologies other than in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes that meaningful analysis of its financial performance requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions as well as evaluating the Company’s performance.

This press release contains the following non-GAAP financial measures: earnings before interest, taxes, depreciation and amortization for each segment (“Reported EBITDA”), Consolidated EBITDA, Adjusted Operating Income and free cash flow.

All non-GAAP financial measures are presented on a continuing operations basis.

The Company believes that Reported EBITDA improves comparability from period to period by removing the impact of its capital structure (interest and financing expenses), asset base (depreciation and amortization) and tax impacts. The Company believes that free cash flow is an important measure of its ability to repay maturing debt or fund other uses of capital that it believes will enhance shareholder value.

The Company is also providing Consolidated EBITDA calculated in accordance with our credit agreement as we believe it provides investors with important information regarding our financial condition and compliance with our obligations under our credit agreement.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative to or substitute for, the Company’s financial results prepared in accordance with GAAP. The Company has included, for the periods indicated, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliations of the non-GAAP measures to their most directly comparable GAAP measures set forth below.

The following is a reconciliation of net income (loss) to Reported EBITDA and Consolidated EBITDA:

	Three Months Ended		Nine Months Ended		Last Twelve Months
	September 30,		September 30,
(in thousands)	2026	2025	2026	2025	September 30, 2026
Net income (loss)	$9,120	$(23,757)	$(277,009)	$(105,312)	$(313,422)
Interest expense, net	44,096	44,775	131,404	135,648	176,503
Income tax expense (benefit)	15	385	1,634	3,225	(7,063)
Depreciation and amortization	37,539	37,748	114,322	111,914	155,046
Reported EBITDA	90,770	59,151	(29,649)	145,475	11,064
Impairment of goodwill	—	—	244,006	—	244,006
Loss from discontinued operations, net of tax	—	—	2,075	—	2,075
Transaction and integration costs	3,685	5,852	11,208	25,751	16,930
Severance costs	1,088	2,769	2,742	5,173	3,312
Change in Tax Receivable Agreement liability	—	(6,028)	15,488	836	12,905
Optimization project costs	199	1,010	264	2,732	20,029
Gains on disposition of businesses, net	(6,779)	—	(9,653)	—	(9,653)
Proforma savings	657	4,063	1,971	12,767	3,978
Proforma dispositions	1,264	(1,096)	878	(2,152)	269
Other	10,587	11,929	25,354	37,475	36,737
Consolidated EBITDA	$101,471	$77,650	$264,684	$228,057	$341,652

The following is a reconciliation of operating income (loss) to operating income, excluding the goodwill impairment charge, or adjusted operating income:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2026	2025	2026	2025
Operating income (loss)	$43,895	$15,007	$(136,976)	$39,292
Impairment of goodwill	—	—	244,006	—
Adjusted operating income	$43,895	$15,007	$107,030	$39,292

The following is a reconciliation of net cash provided by operating activities to free cash flow:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2026	2025	2026	2025
Net cash provided by operating activities	$35,316	$52,714	$76,171	$67,112
Proceeds from sale of property and equipment	1,104	294	3,657	1,789
Purchases of property and equipment	(3,082)	(4,115)	(13,241)	(20,765)
Free cash flow	$33,338	$48,893	$66,587	$48,136

Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this press release relate to management’s expectations regarding: the Company’s beliefs regarding the Intermodal segment and changing market conditions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as tariffs, recessions, inflation, higher interest rates and tightening supply environment, the risk of customer loss, the risk of management and employee loss, the creditworthiness of our customers and their ability to pay for services rendered, the inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, market acceptance of our service offerings, increasing competition and pricing pressure, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws, and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

We caution readers that any forward-looking statement made by us in this press release is based only on information currently available to us and they should not place undue reliance on any forward-looking statement, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law.
Contact:

Investors:
Tony Carreño
investorrelations@forwardair.com

Media:
Hannah Weeg
HWeeg@forwardair.com